UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Jennifer L. Butler

Washington Mutual Investors Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Our quest for value focuses
on income and quality.

Special feature page 6

Washington Mutual Investors FundSM

Annual report for the year ended April 30, 2016

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–4.40%	9.76%	6.02%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated July 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of May 31, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.81%.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	Research and relationships power our quest.

Contents

1	Letter to investors
3	The value of a long-term
12	Summary investment portfolio
15	Financial statements
32	Board of trustees and other officers

Fellow investors:

For the 12 months ended April 30, 2016, Washington Mutual Investors Fund reported a total return of 1.62%, compared with the 1.21% gain of the unmanaged Standard & Poor’s 500 Composite Index and the 2.46% decline of the Lipper Growth & Income Funds Index.

Over the past fiscal year, the fund paid four regular dividends, totaling 75 cents per share, and one special dividend of 7 cents. The fund also made a capital gain distribution of $1.59 per share in December 2015.

We’re pleased that the fund’s three-, five-and 10-year average annual total returns outpaced the Lipper Growth & Income Funds Index. Additionally, over its nearly 64-year lifetime, the fund’s average annual return has led the S&P 500.

Economic and market overview

In 2016, stocks of U.S. companies suffered one of the worst starts to a year in decades, held back by slowing growth in China and unstable oil prices. Following a 22-month low set in mid-February, however, stocks rallied through the end of April, indicating that prices may have stabilized.

As a result, the S&P 500 ended the first quarter of calendar-year 2016 with a modest gain, and in mid-April the Dow Jones Industrial Average crossed over 18,000 for the first time since July of 2015.

Economic data was mixed in the first half of the fund’s fiscal year. The U.S. economy, as represented by gross domestic product (GDP), grew by 3.9% in the second quarter of 2015 and then spiraled down from there — GDP expanded by 2.0% in the third quarter, 1.4% in the fourth quarter and just 0.5% (seasonally adjusted) in the first quarter of 2016. The decline was largely driven by less consumer spending and nonresidential investment, a strong dollar and weak global demand for exports.

Results at a glance

Average annual total returns for periods ended April 30, 2016, with all distributions reinvested.

					Lifetime
	1 year	3 years	5 years	10 years	(since 7/31/52)

Washington Mutual Investors Fund (Class A shares)	1.62%	10.10%	10.62%	6.57%	11.77%
Standard & Poor’s 500 Composite Index*	1.21	11.26	11.02	6.91	10.64
Lipper Growth & Income Funds Index	–2.46	7.50	7.61	5.01	— †

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	This index was not in existence as of the date the fund’s Class A shares became available; therefore, lifetime results are not shown.

Washington Mutual Investors Fund	1

Employment continued to strengthen. Almost 700,000 jobs were added through the three months to February, and the unemployment rate fell to an eight-year low of 4.9%. However, even though lower fuel costs boosted spending power, consumer spending remained sluggish. Inflation, as measured by core consumer prices, rose to a four-year high of 2.3%.

After raising rates for the first time in almost a decade in December, the U.S. Federal Reserve opted to keep interest rates unchanged through the first quarter of 2016. It also scaled back its interest-rate forecasts to two quarter-point rises this year, bringing them more in line with market expectations. Fed chair Janet Yellen indicated that proceeding cautiously would allow the central bank “to verify the labor market is continuing to strengthen, despite the risks from abroad.”

Sector overview

Over the 12-month period ended April 30, 2016, the utilities sector delivered strong returns, as did companies in the consumer staples and telecommunications sectors. Investors sought safe havens amid market volatility and against an uncertain long-term backdrop.

Consumer discretionary and industrial companies turned in better-than-average returns over the period. And although rebounding somewhat over the past couple of months, energy companies fell sharply over the past 12-month period, caught in the firm grip of a seven-year low of below $40 a barrel and a decline that started nearly two years ago as a result of a global oversupply of oil.

The highly cyclical basic materials sector lost ground over the period. Financial companies paid the price, which resulted in a decline over the period, as investors grew concerned about banks’ exposure to rising default rates among energy companies. Health care companies also retreated amid concerns over drug pricing.

Inside the portfolio

As of April 30, 2016, the fund’s 10 largest holdings were Microsoft (5.0%), Home Depot (4.4%), Verizon Communications (3.2%), Boeing (3.1%), Coca-Cola (2.9%), Comcast (2.7%), Lockheed Martin (2.6%), Merck (2.4%), JPMorgan Chase (2.1%) and Schlumberger (2.1%).

Shareholders benefited from stock selection in the information technology and health care sectors. Companies that helped lift relative fund results included Home Depot, Lockheed Martin, Coca-Cola and Microsoft.

On a relative basis, energy, utilities, materials and consumer staples sectors were the leading fund detractors.

Detracting companies on a relative basis included ConocoPhillips, Google and Union Pacific.

Looking ahead

It’s important to note that despite current market volatility, we continue to focus on delivering consistent income and competitive results, and with less volatility over the long term.

We invite you to read the special feature, which starts on page 6, for further discussion of our investment approach and culture, and why they’ve been so successful over time.

We thank our current investors for the confidence they’ve shown in American Funds and Washington Mutual Investors Fund and look forward to reporting to you again in six months.

Cordially,

Alan N. Berro
Vice Chairman and President
Washington Mutual Investors Fund

June 9, 2016

For current information about the fund, visit americanfunds.com.

2	Washington Mutual Investors Fund

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period July 31, 1952 (when the fund began operations), through April 30, 1953.
[4]	Total value includes reinvested dividends of $3,163,268 and reinvested capital gain distributions of $3,895,792.
[5]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Capital value includes reinvested capital gain distributions of $592,900 but does not reflect income dividends of $488,168 taken in cash.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

How a $10,000 investment in Washington Mutual Investors Fund grew

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the fund began operations, and April 30, 2016.

As you can see, that $10,000 investment in Washington Mutual Investors Fund, with all distributions reinvested, would have grown to $11,360,353. Over the same period, that $10,000 would have grown to $6,304,116 in the unmanaged Standard & Poor's 500 Composite Index. According to the Consumer Price Index, it now requires $89,611 to purchase what $10,000 would have bought on July 31, 1952.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your distributions and want to know how your investment has done since April 30, 2000. At that time, according to the table, the value of the investment illustrated here was $4,148,130. The growth to $11,360,353 on April 30, 2016, represents a 174% cumulative return.

$8,000,000
4,000,000
2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended April 30	1953[3]	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966
CAPITAL VALUE (dollars in thousands)														
Dividends in cash	$ .2	.4	.5	.6	.6	.7	.7	.7	.8	.8	.9	.9	1.0	1.0
Value at year-end	$9.2	10.8	14.7	17.9	18.3	16.9	24.1	21.9	26.3	26.6	28.8	31.1	36.9	38.5
TOTAL VALUE (dollars in thousands)														
Dividends reinvested	$ .2	.4	.5	.7	.8	.8	.9	.9	1.1	1.1	1.3	1.4	1.5	1.6
Value at year-end	$9.3	11.5	16.3	20.6	21.9	21.1	31.1	29.0	36.2	37.7	42.3	47.1	57.5	61.6
WMIF total return	(6.7)%	23.2	41.7	26.3	6.4	(3.8)	47.6	(6.5)	24.5	4.1	12.3	11.4	22.0	7.2

Washington Mutual Investors Fund	3

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, Washington Mutual Investors Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment (for periods ended April 30, 2016)*

	1 year	5 years	10 years
Class A shares	-4.23%	9.32%	5.94%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

1967	1968	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979
1.2	1.3	1.5	1.6	1.7	1.8	1.8	1.9	2.2	2.3	2.5	2.7	2.9
39.4	42.5	48.4	39.0	48.8	48.0	43.3	40.7	42.9	53.8	55.4	54.2	58.2
1.9	2.2	2.6	2.9	3.2	3.5	3.7	3.9	4.8	5.5	6.2	6.8	7.8
65.3	72.7	85.6	71.6	93.4	95.5	89.5	88.0	98.3	129.9	140.3	144.3	163.1
6.0	11.4	17.7	(16.3)	30.4	2.3	(6.3)	(1.7)	11.8	32.2	8.0	2.8	13.0

1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991
3.2	4.8	4.1	4.5	4.8	5.5	6.1	6.8	7.1	6.2	8.9	9.1
56.0	72.4	69.9	101.9	100.1	115.5	152.2	181.0	167.1	198.1	202.4	222.0
9.2	14.6	13.3	15.5	17.5	20.8	24.4	28.2	30.8	27.8	41.7	44.6
165.8	230.4	235.8	362.3	373.5	452.5	623.8	771.9	742.9	911.6	971.1	1,113.7
1.7	38.9	2.3	53.7	3.1	21.1	37.9	23.8	(3.8)	22.7	6.5	14.7

Value added by reinvestment of dividends
$11,360,353[4]
Washington Mutual
with dividends reinvested
$6,304,116[5]
S&P 500 with
dividends reinvested
$1,238,987[6]
Washington Mutual
with dividends taken
in cash
$89,611[7]
Consumer Price Index
(inflation)
Fund's lifetime
average annual
total return:
11.67%
$10,000
Original investment

1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
8.3	8.5	8.6	9.8	10.0	10.5	11.0	11.5	11.9	13.2	13.1	13.3	13.4
244.6	268.1	266.5	301.1	381.5	455.6	628.9	707.7	646.5	719.7	700.8	593.6	717.0
42.3	44.6	46.7	55.1	58.2	62.8	67.4	71.8	75.7	85.0	86.5	89.8	92.0
1,272.4	1,442.4	1,479.1	1,730.7	2,256.9	2,763.0	3,890.3	4,458.5	4,148.1	4,709.6	4,675.0	4,050.3	4,989.6
14.2	13.4	2.5	17.0	30.4	22.4	40.8	14.6	(7.0)	13.5	(0.7)	(13.4)	23.2

2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
14.8	15.6	16.9	19.0	19.9	19.0	19.0	19.7	20.6	24.3	24.6	25.0
749.1	830.9	952.2	879.1	558.4	728.4	836.1	862.9	988.9	1,161.9	1,244.8	1,239.0
104.1	111.6	123.2	141.4	151.7	149.5	153.6	163.4	174.6	211.4	217.9	226.2
5,316.5	6,013.6	7,027.1	6,620.4	4,336.3	5,823.2	6,858.2	7,258.3	8,512.6	10,229.1	11,178.5	11,360.4
6.5	13.1	16.9	(5.8)	(34.5)	34.3	17.8	5.8	17.3	20.2	9.3	1.6

Washington Mutual Investors Fund	5

Research and relationships
power our quest.

6	Washington Mutual Investors Fund

“It comes down to boots on the ground. We survey the investment landscape, turning over every stone to find something of value, something to make money for our shareholders.”

Alan Berro
Portfolio manager

By trade, George Washington first served the Colonies as a land surveyor. Our first president pursued this vocation throughout his life, starting with the documentation of settlement and agricultural boundaries along Virginia’s western frontier.

The benefits of such a career were myriad. He accrued first-hand knowledge of the land, and put that knowledge to use when deciding which parcels to purchase for his own estate, which ultimately grew to more than 70,000 prime acres between the Potomac and Ohio rivers.

It’s been said that success is where preparation and opportunity meet. Washington lived in that nexus — partly by chance, given the brave new world in which he lived, and partly by design, given the knowledge he gathered by hacking and backpacking his way through thousands of tangled acres of raw colonial land.

Washington’s situated expertise may be an apt model for the diverse group of portfolio managers and analysts who toil on behalf of the American Funds shareholders. One might even suggest that these investment professionals are modern-day surveyors, measuring and marking the changing investment landscape as they search for only those companies that meet the high standards of Washington Mutual Investors Fund.

And few do it as well or as thoroughly as American Funds investment professionals. To cite just one important statistic, from May 2015 to April 2016 the American Funds investment group participated in nearly 14,000 meetings and conference calls with companies in 48 countries.

“At American Funds,” says Alan Berro, vice chairman and president of Washington Mutual Investors Fund, “it comes down to boots on the ground. We survey the investment landscape, turning over every stone to find something of value, something to make money for our shareholders.”

So Alan himself draws the parallel to professional surveying: The fund’s success is founded on a detailed search for high-quality companies with superior business characteristics that pay dividends.

“If we do this well,” says fund portfolio manager Eric Stern, “we’ll be doing what we can to protect investors when the market declines.”

In this feature article, we’ll examine three of the fund’s largest holdings to demonstrate how American Funds investment professionals have helped Washington Mutual Investors Fund shareholders pursue long-term investment success since 1952.

Transformation takes longer than a quarter

Fund investment analyst Anne-Marie Peterson tries to determine what a company’s underlying earnings power will look like in three to five years or more, and if that level is sustainable.

“A company could earn much more than some people think,” says Anne-Marie, “and the potential for growth of earnings might be sustained for much longer than the market expects.”

One reason for this is that the market all too often defines the long term as a single year or even a single quarter. Anne-Marie defines long term as at least five years.

“That’s how you can find value,” she adds. “If something transformational is happening at a company, it often doesn’t play out in quarters. Rather, it plays out in years. Our job as long-term investors is to go deep, to see what others don’t or can’t see.”

Anne-Marie cites The Home Depot as a good example of this.

Based on her research and relationship with company management, she became convinced in 2007 that the company’s stock was undervalued. Conventional wisdom held that the company had lost its way and outgrown its scale, failing to overhaul an overwhelmed supply chain and technology. Even with a newly appointed CEO, the market missed the key signals. The stock price continued to drift down, led by a weak housing market.

Anne-Marie, however, believed in that new CEO and the company.

“Structurally,” Anne-Marie recalls, “The Home Depot was a good, competitive business with high earnings. The basic

Washington Mutual Investors Fund	7

Eric Stern	Anne-Marie Peterson	Paul Benjamin
Portfolio manager	Investment analyst	Investment analyst

fundamentals were sound. The problem had been management and significant cyclical housing market headwinds. For me, the primary questions were: Can the new CEO fix it? And if he fixes it, what is the real earnings power?”

After talking to former vendors, supply chain people and former employees, and participating in meetings with members of the management team, Anne-Marie concluded that the team — just by adjusting the business — would be able to successfully execute and, ultimately, unleash the company’s earnings power — with or without a housing industry recovery.

Shortly after, the new management team started to centralize The Home Depot’s supply chain, upgrade its technology, reinvigorate its culture and simplify supply and sales processes. Not only were these fixes able to reaffirm the company’s relationship with its do-it-yourself and do-it-for-me customer base, the adjustments also gave the company the tools and capacity to become more engaged with professional customers, the bulk-buying builders and contractors.

“Surprise, surprise,” says Anne-Marie, “it got better. Capital expenditures were coming down, and cash flow and dividends were suddenly growing and quickly.”

She adds that American Funds has this deep advantage that leads to discerning key relationships. “We understand that every investment is a combination of business and people; it’s that simple. When you buy the stock, you’re buying both,” she adds.

“There’s nuance in what we do, an art to investing. What on paper looks so obvious is easy to dismiss. It’s our job to go deeper and question those assumptions and study a thousand little details that go into figuring it all out.”

A market misunderstanding

Fund investment analyst Paul Benjamin has his own example of a company the market incorrectly undervalued, and from which fund shareholders benefited.

“Around the time we had decided to invest in Microsoft for the fund,” says Paul, “the market was coming to the realization that cloud computing would be the next information technology (IT) generation.” This refers to the growing trend of using a network of remote servers hosted on the internet to store, manage and process data, rather than a local server or a personal computer.

Generally, common wisdom held that those companies focused on the then-current IT generation — legacy or on-premises computing — would be in trouble. The proof was in cloud

The Home Depot

Dividend payout ratio (%)

Stock price ($)

Sales ($) (in billions)

Source: FactSet.

Microsoft

Dividend payout ratio (%)

Stock price ($)

Sales ($) (in billions)

Source: FactSet.

8	Washington Mutual Investors Fund

companies trading at premium stock prices, while legacy companies were trading at much lower prices.

“There was a massive divergence in valuation between the cloud companies and the on-premise companies,” recalls Paul. “I was convinced the market misunderstood the quality of Microsoft’s cloud assets.”

“We were already very familiar with the new management team and thought very highly of them. We also had done deep analysis of their nascent cloud products and been very impressed with their rate of progress. In spite of this, Microsoft was trading as if it were a legacy IT company, which made it very affordable,” says Paul.

Paul was bullish on Microsoft for several reasons. He was convinced that only two, or at most, three players would lead the cloud infrastructure business, while the consensus believed that there were many more players and that the public cloud would be a low-margin business. Amazon was the clear leader, Google was coming on strong, and a number of other vendors such as VMware, Rackspace and Hewlett-Packard were viewed as having strong offerings. Paul, however, believed that Microsoft would end up a strong number two, thanks to its public cloud product, Azure.

He was also convinced that Microsoft Office, which appeared to be threatened by Google Applications, was actually transforming into the Office 365 cloud computing application.

Microsoft’s on-premise database business was also in flux.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at Washington Mutual Investors Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	95%
■	Canada	2
■	Europe	3
■	Japan	—
■	Asia-Pacific ex. Japan	—
■	Emerging markets	—
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	64%
■	Canada	3
■	Europe	11
■	Japan	2
■	Asia-Pacific ex. Japan	1
■	Emerging markets	19
	Total	100%

Source: Capital Group (as of March 31, 2016).

Pie charts indicate the percentage of net fund assets in each geographical area.

All figures, based on Capital Group data, include convertible securities.

Washington Mutual Investors Fund	9

High standards seek to raise the investment bar

The Washington Mutual Investors Fund Investment Standards are based on criteria originally established after the Great Depression by the U.S. District Court for the District of Columbia. The fund continues to embrace those founding principles, which require a thorough and rigorous investment-screening process to arrive at a list of eligible stocks, from which fund holdings can be chosen. Currently, the fund:

•	Can invest only in companies that meet the fund’s strict Investment Standards.
•	Seeks to be 95% invested in equities (stocks) at all times.
•	May invest only up to 10% of its assets in companies based outside the United States.
•	Can invest no more than 5% of the fund’s total assets in stock of non-dividend-paying companies; however, those non-dividend-paying companies must meet additional, more stringent requirements.
•	May not invest in companies that derive the majority of their revenues from alcohol or tobacco products.

Many are called, few are chosen

As of December 31, 2015:

A focus on dividend-paying companies

Of the 163 stocks held by the fund, as of December 31, 2015, the following companies paid uninterrupted dividends over the periods cited:

“Microsoft was the number two or three player behind Oracle,” Paul says. “But the current CEO, who at the time was running that division, reassigned the database R&D work to Microsoft’s cloud group. The result is that Microsoft’s database in the cloud was able to simultaneously operate on hundreds or thousands of servers. Oracle’s database platform was only concurrently serving about 50 nodes.

“After Microsoft built that capability into the cloud,” Paul says, “the cloud team ported the technology back to its on-premise product. Proof is that Microsoft has been growing its database business at 10% to 15% for several years, while Oracle’s business has been flat.”

Some companies can rise to the challenge

“In the case of Comcast,” says investment analyst Andrei Muresianu, “we believed that the market had overreacted to threats posed by changing trends. After all, just because trends are changing, doesn’t mean a company has to be any less profitable.”

Andrei’s deep research, which was supplemented by interviews with company management, clearly indicated that Comcast had an immense ability to grow across many channels and adapt to those changing trends.

The company already sold broadband services to more than half of the cable customers in America, was increasing market share among small- and medium-business telecommunication services, and was in the early stages of a turnaround of its NBCUniversal division.

10	Washington Mutual Investors Fund

“I think about powerful upside opportunities like Comcast, but first I think about conservation.”

Andrei Muresianu

Investment analyst

But Wall Street had doubts about whether Comcast could successfully navigate through the trend away from large, expensive cable-channel bundles and toward a more curated bundle, including on-demand and pay-per-view services.

Today its core cable and broadband businesses are delivering record cash flow and NBCUniversal has never been stronger, with park profits at record highs, and Universal Studios coming off one of the most successful years ever for a movie studio.

Comcast

Dividend payout ratio (%)

Stock price ($)

Sales ($) (in billions)

Source: FactSet.

Andrei believed that even if the world moved away from big cable bundles, NBC’s assets, which are heavy in sports and broadcast television, would remain a core offering even for smaller bundles.

“Even if no one pays for traditional television,” he says, “Comcast offers a broadband product that could be exceptionally profitable and offset any losses from TV cash flow.

“I think about powerful upside opportunities like Comcast,” says Andrei, “but first I think about conservation. I seek stocks that have the potential to protect shareholders and beat the market in a market decline. And while we love stocks that have the potential to outpace the index in a rising market, my first priority is to conserve capital while generating income. That only comes from very high-quality business models and safe balance sheets.”

It’s not all blockbusters and confetti

Most of the decisions to buy or sell are less dramatic than the ones we’ve spotlighted in this feature. More typically, each portfolio manager and investment analyst makes decisions that, taken independently, move the return needle only slightly. Collectively, however, those decisions can make a significant positive difference.

“Usually, the gap between what we believe and what the market believes is not massive,” says Eric Stern. “Our mission is simply to buy and stick with companies that we believe can compound value over time and deliver the dividend we expect from them.”

He cautions that it’s not always or necessarily about finding a company that has been left for dead and that American Funds believes can be nursed back to health.

When Eric looks over his top 10 holdings in the fund, he sees very different types of companies that all well suit the fund.

“I believe that they are high-quality companies with superior franchises,” he says, “that I think will be similarly positioned three and five years down the road and beyond. That’s one of the benefits of Washington Mutual,” he says. “It enables us to invest in a diverse set of companies across multiple industries and across capital-return policies.”

“Every fund manager in our business picks stocks,” Alan says. “And when you pick one, you don’t know if it will be a home run. Sometimes you get lucky, and it is. Our approach is to attempt to hit a lot of singles and doubles.”

American Funds, he adds, seeks to identify companies with strong underlying qualities that are misvalued by the market. Often, Alan notes, what the market finds fault with can be fixed with the right management team by, for example, focusing on the right core business issues, improving morale or upgrading systems.

That creates a virtuous cycle that can lead to rising stock prices, earnings, cash flow and margins. “However,” Alan adds, “for most companies it’s just a day-in and day-out effort, getting it done and trying to do it a little better. That’s what American Funds tries to do also.” ■

Washington Mutual Investors Fund	11

Summary investment portfolio April 30, 2016

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.02%
Home Depot	4.40
Verizon Communications	3.22
Boeing	3.06
Coca-Cola	2.87
Comcast	2.65
Lockheed Martin	2.56
Merck	2.35
JPMorgan Chase	2.14
Schlumberger	2.14

Common stocks 96.93%	Shares	Value (000)
Energy 11.04%
Chevron Corp.	12,554,300	$1,282,798
ConocoPhillips	22,200,100	1,060,943
Enbridge Inc.	28,659,479	1,190,515
Exxon Mobil Corp.	6,578,200	581,513
Pioneer Natural Resources Co.	5,334,323	886,031
Royal Dutch Shell PLC, Class B (ADR)	22,600,000	1,205,710
Schlumberger Ltd.	20,869,300	1,676,639
Other securities		780,483
		8,664,632

Materials 5.49%
Dow Chemical Co.	9,455,752	497,467
E.I. du Pont de Nemours and Co.	23,181,534	1,527,895
Praxair, Inc.	9,468,300	1,112,146
Other securities		1,171,159
		4,308,667

Industrials 12.90%
Boeing Co.	17,822,700	2,402,500
General Electric Co.	25,018,000	769,303
Lockheed Martin Corp.	8,639,300	2,007,601
Northrop Grumman Corp.	4,557,700	940,071
Union Pacific Corp.	6,526,000	569,263
Waste Management, Inc.	14,964,400	879,757
Other securities		2,552,100
		10,120,595

Consumer discretionary 12.64%
Comcast Corp., Class A	34,225,739	2,079,556
Home Depot, Inc.	25,775,600	3,451,095
McDonald’s Corp.	4,775,000	603,990
VF Corp.	11,230,200	708,064
Other securities		3,071,032
		9,913,737

Consumer staples 9.97%
Coca-Cola Co.	50,298,000	2,253,350
Costco Wholesale Corp.	3,855,700	571,145
CVS Health Corp.	8,725,000	876,863
Kraft Heinz Co.	8,805,000	687,406
Procter & Gamble Co.	17,095,700	1,369,708
Other securities		2,060,959
		7,819,431

12	Washington Mutual Investors Fund

		Value
	Shares	(000)
Health care 11.70%
Aetna Inc.	5,323,300	$597,647
Bristol-Myers Squibb Co.	9,432,800	680,859
Humana Inc.[1]	7,620,000	1,349,273
Johnson & Johnson	11,365,000	1,273,789
Medtronic PLC	10,961,700	867,619
Merck & Co., Inc.	33,683,000	1,847,176
Pfizer Inc.	30,256,000	989,674
UnitedHealth Group Inc.	3,667,300	482,910
Other securities		1,093,713
		9,182,660

Financials 11.71%
Chubb Corp.	7,302,200	860,637
CME Group Inc., Class A	9,988,404	918,034
JPMorgan Chase & Co.	26,660,500	1,684,944
Marsh & McLennan Companies, Inc.	8,409,300	531,047
PNC Financial Services Group, Inc.	6,271,000	550,468
Wells Fargo & Co.	32,502,200	1,624,460
Other securities		3,018,188
		9,187,778

Information technology 13.14%
Alphabet Inc., Class A2	694,200	491,410
Alphabet Inc., Class C2	228,750	158,526
Intel Corp.	31,549,000	955,304
Intuit Inc.	7,195,000	725,903
Microsoft Corp.	79,023,800	3,940,917
Texas Instruments Inc.	20,473,800	1,167,826
Visa Inc., Class A	7,301,100	563,937
Other securities		2,301,138
		10,304,961

Telecommunication services 3.87%
AT&T Inc.	13,003,525	504,797
Verizon Communications Inc.	49,657,201	2,529,538
		3,034,335

Utilities 2.82%
Dominion Resources, Inc.	10,267,000	733,782
PG&E Corp.	8,698,500	506,253
Other securities		972,890
		2,212,925

Miscellaneous 1.65%
Other common stocks in initial period of acquisition		1,292,998

Total common stocks (cost: $52,724,366,000)		76,042,719

Washington Mutual Investors Fund	13

Short-term securities 2.96%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.30%–0.59% due 5/6/2016–9/2/2016	$1,257,000	$1,256,569
General Electric Co. 0.31% due 5/2/2016	100,600	100,597
Pfizer Inc. 0.49% due 5/6/2016[3]	50,000	49,997
Other securities		911,808

Total short-term securities (cost: $2,318,478,000)		2,318,971
Total investment securities 99.89% (cost: $55,042,844,000)		78,361,690
Other assets less liabilities 0.11%		84,543

Net assets 100.00%		$78,446,233

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended April 30, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2016
	shares	Additions	Reductions	shares	(000)	(000)
Humana Inc.	7,620,000	—	—	7,620,000	$8,839	$1,349,273
KLA-Tencor Corp.[4]	8,038,000	—	6,867,000	1,171,000	1,941	—
					$10,780	$1,349,273

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $332,264,000, which represented .42% of the net assets of the fund.
[4]	Unaffiliated issuer at 4/30/2016.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	Washington Mutual Investors Fund

Financial statements

Statement of assets and liabilities

at April 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $54,489,818)	$77,012,417
Affiliated issuers (cost: $553,026)	1,349,273	$78,361,690
Cash		130
Receivables for:
Sales of investments	138,793
Sales of fund’s shares	136,089
Dividends and interest	108,394	383,276
		78,745,096
Liabilities:
Payables for:
Purchases of investments	118,383
Repurchases of fund’s shares	135,258
Investment advisory services	15,170
Services provided by related parties	21,644
Board members’ deferred compensation	6,597
Other	1,811	298,863
Net assets at April 30, 2016		$78,446,233

Net assets consist of:
Capital paid in on shares of beneficial interest		$52,357,362
Undistributed net investment income		138,349
Undistributed net realized gain		2,631,676
Net unrealized appreciation		23,318,846
Net assets at April 30, 2016		$78,446,233

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,993,928 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$50,716,657	1,287,963		$39.38
Class B	63,297	1,615		39.19
Class C	1,587,599	40,791		38.92
Class F-1	2,897,372	73,818		39.25
Class F-2	6,097,224	154,922		39.36
Class 529-A	1,787,918	45,491		39.30
Class 529-B	11,061	282		39.23
Class 529-C	442,398	11,335		39.03
Class 529-E	91,869	2,349		39.10
Class 529-F-1	109,481	2,791		39.23
Class R-1	92,534	2,373		39.00
Class R-2	717,714	18,460		38.88
Class R-2E	8,249	210		39.26
Class R-3	1,767,336	45,221		39.08
Class R-4	2,306,392	58,832		39.20
Class R-5E	10	—	*	39.36
Class R-5	1,948,987	49,507		39.37
Class R-6	7,800,135	197,968		39.40

*Amount less than one thousand.

See Notes to Financial Statements

Washington Mutual Investors Fund	15

Statement of operations

for the year ended April 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,098;
also includes $10,780 from affiliates)	$1,970,711
Interest	5,838	$1,976,549
Fees and expenses*:
Investment advisory services	179,872
Distribution services	170,695
Transfer agent services	66,393
Administrative services	17,890
Reports to shareholders	2,507
Registration statement and prospectus	1,289
Board members’ compensation	1,331
Auditing and legal	606
Custodian	835
Other	2,344	443,762
Net investment income		1,532,787

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $41,140 net loss from affiliates)	3,042,194
Currency transactions	(213)	3,041,981
Net unrealized depreciation on investments		(3,338,626)
Net realized gain and unrealized depreciation		(296,645)
Net increase in net assets resulting from operations		$1,236,142

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	Washington Mutual Investors Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended April 30
	2016	2015
Operations:
Net investment income	$1,532,787	$1,504,121
Net realized gain	3,041,981	4,641,236
Net unrealized (depreciation) appreciation	(3,338,626)	514,063
Net increase in net assets resulting from operations	1,236,142	6,659,420
Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,569,346)	(1,515,914)
Distributions from net realized gain on investments	(3,006,010)	(3,650,990)
Total dividends and distributions paid to shareholders	(4,575,356)	(5,166,904)
Net capital share transactions	3,175,152	4,789,178

Total (decrease) increase in net assets	(164,062)	6,281,694

Net assets:
Beginning of year	78,610,295	72,328,601
End of year (including undistributed net investment income: $138,349 and $175,093, respectively)	$78,446,233	$78,610,295

See Notes to Financial Statements

Washington Mutual Investors Fund	17

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	Washington Mutual Investors Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Washington Mutual Investors Fund	19

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$8,664,632	$—	$—	$8,664,632
Materials	4,308,667	—	—	4,308,667
Industrials	10,120,595	—	—	10,120,595
Consumer discretionary	9,913,737	—	—	9,913,737
Consumer staples	7,819,431	—	—	7,819,431
Health care	9,182,660	—	—	9,182,660
Financials	9,187,778	—	—	9,187,778
Information technology	10,304,961	—	—	10,304,961
Telecommunication services	3,034,335	—	—	3,034,335
Utilities	2,212,925	—	—	2,212,925
Miscellaneous	1,292,998	—	—	1,292,998
Short-term securities	—	2,318,971	—	2,318,971
Total	$76,042,719	$2,318,971	$—	$78,361,690

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

20	Washington Mutual Investors Fund

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2012.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2016, the fund reclassified $122,000 from undistributed net investment income to undistributed net realized gain; and reclassified $63,000 from undistributed net investment income and $137,558,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of April 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$144,946
Undistributed long-term capital gains	2,669,172
Gross unrealized appreciation on investment securities	23,852,961
Gross unrealized depreciation on investment securities	(571,610)
Net unrealized appreciation on investment securities	23,281,351
Cost of investment securities	55,080,339

Washington Mutual Investors Fund	21

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2016						Year ended April 30, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$1,034,924		$1,974,246		$3,009,170		$1,048,522		$2,501,694	$3,550,216
Class B	1,186		3,597		4,783		2,267		8,647	10,914
Class C	20,317		62,909		83,226		21,539		83,744	105,283
Class F-1	55,906		110,943		166,849		56,691		137,660	194,351
Class F-2	123,745		221,315		345,060		83,206		188,247	271,453
Class 529-A	34,505		68,984		103,489		34,611		86,336	120,947
Class 529-B	177		602		779		350		1,482	1,832
Class 529-C	5,292		17,375		22,667		5,385		22,176	27,561
Class 529-E	1,572		3,599		5,171		1,585		4,524	6,109
Class 529-F-1	2,288		4,111		6,399		2,258		5,017	7,275
Class R-1	1,194		3,682		4,876		1,270		4,863	6,133
Class R-2	9,642		29,004		38,646		10,478		39,399	49,877
Class R-2E1	43		105		148		—	[2]	1	1
Class R-3	30,965		71,847		102,812		32,217		92,148	124,365
Class R-4	44,264		87,910		132,174		45,018		110,813	155,831
Class R-5E3	—	[2]	—	[2]	—	[2]
Class R-5	43,448		73,597		117,045		42,052		90,297	132,349
Class R-6	159,878		272,184		432,062		128,465		273,942	402,407
Total	$1,569,346		$3,006,010		$4,575,356		$1,515,914		$3,650,990	$5,166,904

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. For the year ended April 30, 2016, the investment advisory services fee was $179,872,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

22	Washington Mutual Investors Fund

15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended April 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$117,172	$45,385		$5,004		Not applicable
Class B	992	94		Not applicable		Not applicable
Class C	15,790	1,404		793		Not applicable
Class F-1	6,992	3,245		1,399		Not applicable
Class F-2	Not applicable	6,126		2,745		Not applicable
Class 529-A	3,867	1,299		876		$1,549
Class 529-B	169	16		9		15
Class 529-C	4,333	349		219		388
Class 529-E	447	40		45		80
Class 529-F-1	—	77		52		92
Class R-1	938	98		47		Not applicable
Class R-2	5,462	2,321		367		Not applicable
Class R-2E	13	2		1		Not applicable
Class R-3	9,021	2,759		904		Not applicable
Class R-4	5,499	2,203		1,101		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	948		947		Not applicable
Class R-6	Not applicable	27		3,381		Not applicable
Total class-specific expenses	$170,695	$66,393		$17,890		$2,124

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $1,331,000 in the fund’s statement of operations reflects $1,387,000 in current fees (either paid in cash or deferred) and a net decrease of $56,000 in the value of the deferred amounts.

Washington Mutual Investors Fund	23

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2016

Class A	$3,065,605	78,555		$2,938,274		77,218		$(5,582,343)	(142,345)	$421,536	13,428
Class B	1,290	33		4,749		126		(77,004)	(1,976)	(70,965)	(1,817)
Class C	258,731	6,705		82,025		2,185		(386,720)	(9,986)	(45,964)	(1,096)
Class F-1	524,963	13,493		163,622		4,315		(577,054)	(14,731)	111,531	3,077
Class F-2	1,720,604	44,066		335,004		8,809		(1,085,666)	(27,823)	969,942	25,052
Class 529-A	152,175	3,893		103,462		2,725		(228,677)	(5,817)	26,960	801
Class 529-B	295	8		779		20		(14,082)	(359)	(13,008)	(331)
Class 529-C	39,959	1,031		22,661		602		(64,306)	(1,651)	(1,686)	(18)
Class 529-E	7,842	203		5,169		137		(12,035)	(309)	976	31
Class 529-F-1	17,551	451		6,399		169		(17,916)	(455)	6,034	165
Class R-1	16,827	435		4,875		130		(25,829)	(665)	(4,127)	(100)
Class R-2	140,196	3,630		38,616		1,030		(228,844)	(5,907)	(50,032)	(1,247)
Class R-2E	8,516	219		147		4		(511)	(13)	8,152	210
Class R-3	372,731	9,575		102,664		2,721		(559,656)	(14,406)	(84,261)	(2,110)
Class R-4	558,013	14,307		132,148		3,489		(568,282)	(14,575)	121,879	3,221
Class R-5E2	10	—	[3]	—		—		—	—	10	— [3]
Class R-5	342,492	8,735		116,951		3,072		(425,516)	(10,784)	33,927	1,023
Class R-6	2,131,499	54,833		431,579		11,334		(818,830)	(20,945)	1,744,248	45,222
Total net increase (decrease)	$9,359,299	240,172		$4,489,124		118,086		$(10,673,271)	(272,747)	$3,175,152	85,511

Year ended April 30, 2015

Class A	$3,267,503	78,831		$3,466,906		84,024		$(5,860,110)	(141,380)	$874,299	21,475
Class B	3,355	82		10,838		264		(114,527)	(2,786)	(100,334)	(2,440)
Class C	268,954	6,562		103,499		2,538		(470,884)	(11,497)	(98,431)	(2,397)
Class F-1	644,726	15,636		190,773		4,637		(1,841,177)	(44,642)	(1,005,678)	(24,369)
Class F-2	3,618,211	87,651		260,669		6,320		(644,454)	(15,532)	3,234,426	78,439
Class 529-A	167,905	4,064		120,920		2,936		(216,781)	(5,232)	72,044	1,768
Class 529-B	885	21		1,831		45		(19,638)	(477)	(16,922)	(411)
Class 529-C	44,775	1,090		27,546		674		(63,992)	(1,554)	8,329	210
Class 529-E	9,041	219		6,105		149		(12,692)	(307)	2,454	61
Class 529-F-1	18,346	443		7,273		177		(19,939)	(482)	5,680	138
Class R-1	18,942	462		6,124		149		(26,557)	(644)	(1,491)	(33)
Class R-2	158,057	3,859		49,832		1,223		(229,386)	(5,602)	(21,497)	(520)
Class R-2E4	15	—	[3]	—	[3]	—	[3]	—	—	15	— [3]
Class R-3	400,565	9,751		124,239		3,033		(482,490)	(11,712)	42,314	1,072
Class R-4	554,917	13,420		155,751		3,791		(609,688)	(14,740)	100,980	2,471
Class R-5	427,437	10,325		132,249		3,205		(489,943)	(11,912)	69,743	1,618
Class R-6	1,973,800	47,859		402,111		9,740		(752,664)	(18,187)	1,623,247	39,412
Total net increase (decrease)	$11,577,434	280,275		$5,066,666		122,905		$(11,854,922)	(286,686)	$4,789,178	116,494

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $22,263,915,000 and $22,007,095,000, respectively, during the year ended April 30, 2016.

24	Washington Mutual Investors Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 4/30/2016	$41.23	$.80	$(.24)	$.56	$(.82)	$(1.59)	$(2.41)	$39.38	1.62%	$50,717	.58%	2.02%
Year ended 4/30/2015	40.40	.83	2.89	3.72	(.85)	(2.04)	(2.89)	41.23	9.28	52,547	.58	2.01
Year ended 4/30/2014	35.08	.79	6.18	6.97	(.86)	(.79)	(1.65)	40.40	20.16	50,626	.60	2.07
Year ended 4/30/2013	30.61	.73	4.47	5.20	(.73)	—	(.73)	35.08	17.28	44,142	.62	2.32
Year ended 4/30/2012	29.66	.68	.97	1.65	(.70)	—	(.70)	30.61	5.83	40,566	.62	2.39
Class B:
Year ended 4/30/2016	41.00	.51	(.24)	.27	(.49)	(1.59)	(2.08)	39.19	.87	63	1.33	1.31
Year ended 4/30/2015	40.17	.53	2.85	3.38	(.51)	(2.04)	(2.55)	41.00	8.46	141	1.33	1.28
Year ended 4/30/2014	34.88	.50	6.14	6.64	(.56)	(.79)	(1.35)	40.17	19.24	236	1.35	1.33
Year ended 4/30/2013	30.42	.50	4.44	4.94	(.48)	—	(.48)	34.88	16.41	323	1.37	1.61
Year ended 4/30/2012	29.45	.47	.97	1.44	(.47)	—	(.47)	30.42	5.06	511	1.38	1.68
Class C:
Year ended 4/30/2016	40.77	.48	(.24)	.24	(.50)	(1.59)	(2.09)	38.92	.82	1,588	1.38	1.23
Year ended 4/30/2015	39.99	.50	2.83	3.33	(.51)	(2.04)	(2.55)	40.77	8.39	1,708	1.38	1.21
Year ended 4/30/2014	34.74	.48	6.12	6.60	(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39	1.27
Year ended 4/30/2013	30.31	.48	4.43	4.91	(.48)	—	(.48)	34.74	16.39	1,757	1.42	1.53
Year ended 4/30/2012	29.37	.45	.96	1.41	(.47)	—	(.47)	30.31	4.99	1,794	1.42	1.60
Class F-1:
Year ended 4/30/2016	41.10	.76	(.23)	.53	(.79)	(1.59)	(2.38)	39.25	1.55	2,897	.66	1.94
Year ended 4/30/2015	40.28	.81	2.85	3.66	(.80)	(2.04)	(2.84)	41.10	9.18	2,908	.66	1.95
Year ended 4/30/2014	34.99	.75	6.16	6.91	(.83)	(.79)	(1.62)	40.28	20.05	3,831	.67	1.99
Year ended 4/30/2013	30.53	.71	4.47	5.18	(.72)	—	(.72)	34.99	17.25	3,004	.66	2.27
Year ended 4/30/2012	29.59	.66	.97	1.63	(.69)	—	(.69)	30.53	5.78	2,575	.66	2.34
Class F-2:
Year ended 4/30/2016	41.21	.86	(.23)	.63	(.89)	(1.59)	(2.48)	39.36	1.81	6,097	.41	2.19
Year ended 4/30/2015	40.39	.89	2.90	3.79	(.93)	(2.04)	(2.97)	41.21	9.48	5,352	.40	2.14
Year ended 4/30/2014	35.08	.86	6.18	7.04	(.94)	(.79)	(1.73)	40.39	20.38	2,077	.41	2.26
Year ended 4/30/2013	30.60	.79	4.49	5.28	(.80)	—	(.80)	35.08	17.57	1,387	.41	2.51
Year ended 4/30/2012	29.66	.74	.96	1.70	(.76)	—	(.76)	30.60	6.04	881	.40	2.59
Class 529-A:
Year ended 4/30/2016	41.15	.76	(.24)	.52	(.78)	(1.59)	(2.37)	39.30	1.52	1,788	.68	1.93
Year ended 4/30/2015	40.33	.79	2.88	3.67	(.81)	(2.04)	(2.85)	41.15	9.17	1,839	.68	1.91
Year ended 4/30/2014	35.03	.75	6.17	6.92	(.83)	(.79)	(1.62)	40.33	20.03	1,731	.69	1.97
Year ended 4/30/2013	30.56	.70	4.47	5.17	(.70)	—	(.70)	35.03	17.21	1,465	.71	2.23
Year ended 4/30/2012	29.62	.65	.97	1.62	(.68)	—	(.68)	30.56	5.72	1,262	.71	2.30
Class 529-B:
Year ended 4/30/2016	41.04	.47	(.26)	.21	(.43)	(1.59)	(2.02)	39.23	.71	11	1.46	1.18
Year ended 4/30/2015	40.20	.48	2.85	3.33	(.45)	(2.04)	(2.49)	41.04	8.34	25	1.46	1.15
Year ended 4/30/2014	34.90	.45	6.15	6.60	(.51)	(.79)	(1.30)	40.20	19.10	41	1.48	1.20
Year ended 4/30/2013	30.44	.46	4.44	4.90	(.44)	—	(.44)	34.90	16.26	56	1.50	1.48
Year ended 4/30/2012	29.48	.44	.96	1.40	(.44)	—	(.44)	30.44	4.90	79	1.50	1.55

See page 27 for footnotes.

Washington Mutual Investors Fund	25

Financial highlights (continued)

		Income from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 4/30/2016	$40.88	$.45		$(.23)	$.22	$(.48)	$(1.59)	$(2.07)	$39.03	.74%		$442		1.45%		1.15%
Year ended 4/30/2015	40.09	.47		2.85	3.32	(.49)	(2.04)	(2.53)	40.88	8.33		464		1.45		1.14
Year ended 4/30/2014	34.83	.45		6.14	6.59	(.54)	(.79)	(1.33)	40.09	19.11		447		1.47		1.20
Year ended 4/30/2013	30.39	.45		4.45	4.90	(.46)	—	(.46)	34.83	16.31		390		1.49		1.45
Year ended 4/30/2012	29.46	.43		.96	1.39	(.46)	—	(.46)	30.39	4.88		349		1.49		1.52
Class 529-E:
Year ended 4/30/2016	40.95	.66		(.24)	.42	(.68)	(1.59)	(2.27)	39.10	1.29		92		.92		1.68
Year ended 4/30/2015	40.15	.69		2.86	3.55	(.71)	(2.04)	(2.75)	40.95	8.90		95		.92		1.66
Year ended 4/30/2014	34.88	.65		6.14	6.79	(.73)	(.79)	(1.52)	40.15	19.73		91		.94		1.72
Year ended 4/30/2013	30.44	.62		4.44	5.06	(.62)	—	(.62)	34.88	16.89		77		.96		1.97
Year ended 4/30/2012	29.50	.58		.96	1.54	(.60)	—	(.60)	30.44	5.46		67		.97		2.04
Class 529-F-1:
Year ended 4/30/2016	41.08	.84		(.23)	.61	(.87)	(1.59)	(2.46)	39.23	1.76		110		.46		2.15
Year ended 4/30/2015	40.27	.88		2.87	3.75	(.90)	(2.04)	(2.94)	41.08	9.40		108		.45		2.13
Year ended 4/30/2014	34.98	.83		6.16	6.99	(.91)	(.79)	(1.70)	40.27	20.29		100		.47		2.19
Year ended 4/30/2013	30.51	.77		4.47	5.24	(.77)	—	(.77)	34.98	17.49		81		.49		2.45
Year ended 4/30/2012	29.58	.71		.96	1.67	(.74)	—	(.74)	30.51	5.93		69		.49		2.52
Class R-1:
Year ended 4/30/2016	40.85	.47		(.23)	.24	(.50)	(1.59)	(2.09)	39.00	.81		93		1.39		1.22
Year ended 4/30/2015	40.06	.50		2.85	3.35	(.52)	(2.04)	(2.56)	40.85	8.41		101		1.38		1.21
Year ended 4/30/2014	34.81	.48		6.12	6.60	(.56)	(.79)	(1.35)	40.06	19.18		100		1.39		1.27
Year ended 4/30/2013	30.37	.48		4.45	4.93	(.49)	—	(.49)	34.81	16.42		88		1.40		1.54
Year ended 4/30/2012	29.44	.45		.96	1.41	(.48)	—	(.48)	30.37	4.97		86		1.40		1.60
Class R-2:
Year ended 4/30/2016	40.73	.49		(.23)	.26	(.52)	(1.59)	(2.11)	38.88	.85		718		1.36		1.25
Year ended 4/30/2015	39.95	.51		2.84	3.35	(.53)	(2.04)	(2.57)	40.73	8.46		803		1.34		1.25
Year ended 4/30/2014	34.71	.49		6.12	6.61	(.58)	(.79)	(1.37)	39.95	19.26		808		1.35		1.32
Year ended 4/30/2013	30.30	.49		4.42	4.91	(.50)	—	(.50)	34.71	16.39		753		1.37		1.57
Year ended 4/30/2012	29.36	.46		.96	1.42	(.48)	—	(.48)	30.30	5.03		712		1.39		1.63
Class R-2E:
Year ended 4/30/2016	41.18	.52		(.07)	.45	(.78)	(1.59)	(2.37)	39.26	1.35		8		1.01		1.40
Period from 8/29/2014 to 4/30/2015[3,4]	42.40	.51	[5]	1.01 [5]	1.52	(.70)	(2.04)	(2.74)	41.18	3.63	[6,7]	—	[8]	.64	[6,9]	1.84	[6,9]
Class R-3:
Year ended 4/30/2016	40.94	.65		(.25)	.40	(.67)	(1.59)	(2.26)	39.08	1.23		1,767		.95		1.66
Year ended 4/30/2015	40.14	.68		2.86	3.54	(.70)	(2.04)	(2.74)	40.94	8.89		1,937		.94		1.65
Year ended 4/30/2014	34.87	.65		6.14	6.79	(.73)	(.79)	(1.52)	40.14	19.73		1,857		.95		1.71
Year ended 4/30/2013	30.43	.62		4.45	5.07	(.63)	—	(.63)	34.87	16.90		1,647		.97		1.97
Year ended 4/30/2012	29.49	.58		.97	1.55	(.61)	—	(.61)	30.43	5.47		1,443		.96		2.05

26	Washington Mutual Investors Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 4/30/2016	$41.06	$.77	$(.25)	$.52	$(.79)	$(1.59)	$(2.38)	$39.20	1.54%		$2,306		.65%		1.96%
Year ended 4/30/2015	40.25	.81	2.86	3.67	(.82)	(2.04)	(2.86)	41.06	9.22		2,283		.64		1.95
Year ended 4/30/2014	34.96	.76	6.16	6.92	(.84)	(.79)	(1.63)	40.25	20.09		2,139		.65		2.02
Year ended 4/30/2013	30.50	.71	4.47	5.18	(.72)	—	(.72)	34.96	17.28		1,823		.65		2.28
Year ended 4/30/2012	29.56	.67	.96	1.63	(.69)	—	(.69)	30.50	5.79		1,556		.65		2.35
Class R-5E:
Period from 11/20/2015 to 4/30/2016 [4,10]	41.13	.33	(.03)	.30	(.48)	(1.59)	(2.07)	39.36	.97	[7]	—	[8]	.22	[7]	.87	[7]
Class R-5:
Year ended 4/30/2016	41.22	.89	(.24)	.65	(.91)	(1.59)	(2.50)	39.37	1.87		1,949		.35		2.26
Year ended 4/30/2015	40.39	.93	2.89	3.82	(.95)	(2.04)	(2.99)	41.22	9.55		1,998		.34		2.24
Year ended 4/30/2014	35.08	.88	6.17	7.05	(.95)	(.79)	(1.74)	40.39	20.43		1,893		.35		2.32
Year ended 4/30/2013	30.60	.81	4.48	5.29	(.81)	—	(.81)	35.08	17.63		1,504		.35		2.57
Year ended 4/30/2012	29.66	.75	.97	1.72	(.78)	—	(.78)	30.60	6.09		1,236		.35		2.65
Class R-6:
Year ended 4/30/2016	41.25	.90	(.23)	.67	(.93)	(1.59)	(2.52)	39.40	1.91		7,800		.30		2.30
Year ended 4/30/2015	40.42	.95	2.89	3.84	(.97)	(2.04)	(3.01)	41.25	9.59		6,301		.30		2.28
Year ended 4/30/2014	35.10	.90	6.18	7.08	(.97)	(.79)	(1.76)	40.42	20.51		4,581		.30		2.36
Year ended 4/30/2013	30.62	.82	4.49	5.31	(.83)	—	(.83)	35.10	17.68		2,943		.30		2.61
Year ended 4/30/2012	29.68	.76	.97	1.73	(.79)	—	(.79)	30.62	6.14		1,914		.31		2.68

	Year ended April 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	30%	24%	19%	22%	22%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Class R-2E shares were offered beginning August 29, 2014.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	As amended from $.76 to $.51 and from $.76 to $1.01
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

Washington Mutual Investors Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

June 9, 2016

28	Washington Mutual Investors Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2015, through April 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Washington Mutual Investors Fund	29

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	11/1/2015	4/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,018.45	$2.96	.59%
Class A - assumed 5% return	1,000.00	1,021.93	2.97	.59
Class B - actual return	1,000.00	1,014.63	6.76	1.35
Class B - assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class C - actual return	1,000.00	1,014.33	6.96	1.39
Class C - assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class F-1 - actual return	1,000.00	1,017.83	3.36	.67
Class F-1 - assumed 5% return	1,000.00	1,021.53	3.37	.67
Class F-2 - actual return	1,000.00	1,019.38	2.06	.41
Class F-2 - assumed 5% return	1,000.00	1,022.82	2.06	.41
Class 529-A - actual return	1,000.00	1,017.91	3.41	.68
Class 529-A - assumed 5% return	1,000.00	1,021.48	3.42	.68
Class 529-B - actual return	1,000.00	1,013.78	7.41	1.48
Class 529-B - assumed 5% return	1,000.00	1,017.50	7.42	1.48
Class 529-C - actual return	1,000.00	1,013.84	7.31	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.60	7.32	1.46
Class 529-E - actual return	1,000.00	1,016.56	4.66	.93
Class 529-E - assumed 5% return	1,000.00	1,020.24	4.67	.93
Class 529-F-1 - actual return	1,000.00	1,019.08	2.31	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.58	2.31	.46
Class R-1 - actual return	1,000.00	1,014.23	6.96	1.39
Class R-1 - assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class R-2 - actual return	1,000.00	1,014.42	6.86	1.37
Class R-2 - assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class R-2E - actual return	1,000.00	1,016.68	5.06	1.01
Class R-2E - assumed 5% return	1,000.00	1,019.84	5.07	1.01
Class R-3 - actual return	1,000.00	1,016.43	4.76	.95
Class R-3 - assumed 5% return	1,000.00	1,020.14	4.77	.95
Class R-4 - actual return	1,000.00	1,017.95	3.26	.65
Class R-4 - assumed 5% return	1,000.00	1,021.63	3.27	.65
Class R-5E - actual return†	1,000.00	1,009.66	2.18	.49
Class R-5E - assumed 5% return†	1,000.00	1,022.43	2.46	.49
Class R-5 - actual return	1,000.00	1,019.64	1.76	.35
Class R-5 - assumed 5% return	1,000.00	1,023.12	1.76	.35
Class R-6 - actual return	1,000.00	1,019.87	1.51	.30
Class R-6 - assumed 5% return	1,000.00	1,023.37	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 182 days.

30	Washington Mutual Investors Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended April 30, 2016:

Long-term capital gains	$3,143,568,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$2,571,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

Washington Mutual Investors Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Charles E. Andrews, 1952	2013	CEO, MorganFranklin Consulting (business consulting and technology solutions); Consultant and corporate director; former President, RSM McGladrey, Inc. (professional services)	1	Marriott Vacations Worldwide Corporation; NVR, Inc.; WashingtonFirst Bankshares, Inc.
Nariman Farvardin, PhD, 1956	2007	President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland, College Park	3	None
Mary Davis Holt, 1950	2010	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting firm); former COO, Time Life Inc. (1993-2003)	1	None
R. Clark Hooper, 1946	2003	Private investor	83	The Swiss Helvetia Fund, Inc.
James C. Miller III, PhD, 1942	1992	Senior Advisor, Husch Blackwell LLP (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget (1985-1988)	3	Clean Energy Fuels Corporation
Donald L. Nickles, 1948	2007	Chairman of the Board and CEO, The Nickles Group (consulting and business venture); former United States Senator (Oklahoma) (1981-2005)	1	Valero Energy Corporation
John Knox Singleton, 1948 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc.
Margaret Spellings, 1957	2015	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Lydia Waters Thomas, PhD, 1944	2010	Corporate director; former President and CEO, Noblis, Inc. (nonprofit science, technology and strategy organization) (1996-2007)	1	Cabot Corporation; Mueller Water Products, Inc.

Barbara Hackman Franklin, a trustee of the fund since 2005, retired on December 17, 2015. The trustees thank Ms. Franklin for her dedication and service to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Alan N. Berro, 1960 Vice Chairman of the Board and President	2012	Partner - Capital World Investors, Capital Research and Management Company	1	None
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President – Fund Business Management Group, Capital Research and Management Company	12	None

32	Washington Mutual Investors Fund

Trustees emeritus

Cyrus A. Ansary	Katherine D. Ortega

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Jeffrey T. Lager, 1968 Senior Vice President	2014	Partner - Capital World Investors, Capital Research and Management Company
Eric H. Stern, 1964 Senior Vice President	2014	Partner - Capital International Investors, Capital Research and Management Company;
Partner - Capital International Investors, Capital Guardian Trust Company;[7]
		Partner - Capital International Investors, Capital Bank and Trust Company[7]
Michael W. Stockton, 1967 Senior Vice President	1995	Vice President - Fund Business Management Group, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Vice President and Senior Counsel - Fund Business Management Group, Capital Research and Management Company
Diana Wagner, 1973 Vice President	2015	Partner - Capital World Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2005	Assistant Vice President - Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President - Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2014	Vice President - Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President - Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President - Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Erie H. Stern and Diana Wagner, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Washington Mutual Investors Fund	33

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

34	Washington Mutual Investors Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2016, portfolio of Washington Mutual Investors Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James C. Miller III, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$93,000
2016	$114,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$8,000
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$79,000
2016	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$2,000
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $89,000 for fiscal year 2015 and $27,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Washington Mutual Investors FundSM
Investment portfolio
April 30, 2016
Common stocks 96.93% Energy 11.04%	Shares	Value (000)
Anadarko Petroleum Corp.	803,900	$42,414
Chevron Corp.	12,554,300	1,282,798
Columbia Pipeline Group, Inc.	3,315,000	84,930
ConocoPhillips	22,200,100	1,060,943
Enbridge Inc.	28,659,479	1,190,515
EOG Resources, Inc.	1,472,100	121,625
Exxon Mobil Corp.	6,578,200	581,513
Halliburton Co.	8,097,000	334,487
Noble Energy, Inc.	5,456,300	197,027
Pioneer Natural Resources Co.	5,334,323	886,031
Royal Dutch Shell PLC, Class B (ADR)	22,600,000	1,205,710
Schlumberger Ltd.	20,869,300	1,676,639
		8,664,632
Materials 5.49%
Air Products and Chemicals, Inc.	1,970,106	287,419
Celanese Corp., Series A	138,200	9,771
Dow Chemical Co.	9,455,752	497,467
E.I. du Pont de Nemours and Co.	23,181,534	1,527,895
FMC Corp.	1,700,000	73,542
Freeport-McMoRan Inc.	1,033,800	14,473
International Flavors & Fragrances Inc.	640,200	76,485
Monsanto Co.	3,135,000	293,687
Nucor Corp.	4,940,700	245,948
Potash Corp. of Saskatchewan Inc.	1,507,200	26,708
Praxair, Inc.	9,468,300	1,112,146
Rio Tinto PLC (ADR)	1,216,800	40,957
WestRock Co.	2,441,322	102,169
		4,308,667
Industrials 12.90%
Boeing Co.	17,822,700	2,402,500
Canadian National Railway Co.	638,800	39,325
Caterpillar Inc.	4,216,207	327,684
Cummins Inc.	660,000	77,240
Danaher Corp.	521,100	50,416
Deere & Co.	740,000	62,241
Fastenal Co.	4,490,000	210,087
General Dynamics Corp.	390,600	54,887
General Electric Co.	25,018,000	769,303
Honeywell International Inc.	1,160,000	132,553
IDEX Corp.	527,400	43,194
Ingersoll-Rand PLC	5,000,000	327,700
Lockheed Martin Corp.	8,639,300	2,007,601
Norfolk Southern Corp.	2,476,000	223,112
Northrop Grumman Corp.	4,557,700	940,071
PACCAR Inc	5,600,000	329,896
Washington Mutual Investors Fund — Page 1 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Parker-Hannifin Corp.	600,000	$69,612
Republic Services, Inc.	2,225,000	104,731
Rockwell Automation	950,000	107,797
Rockwell Collins, Inc.	4,440,700	391,625
Union Pacific Corp.	6,526,000	569,263
Waste Management, Inc.	14,964,400	879,757
		10,120,595
Consumer discretionary 12.64%
Carnival Corp., units	985,800	48,353
CBS Corp., Class B	7,504,100	419,554
Cinemark Holdings, Inc.	5,700,000	197,505
Comcast Corp., Class A	34,225,739	2,079,556
D.R. Horton, Inc.	461,500	13,873
Expedia, Inc.	610,000	70,620
General Motors Co.	400,000	12,720
Home Depot, Inc.	25,775,600	3,451,095
Lowe’s Companies, Inc.	5,500,000	418,110
McDonald’s Corp.	4,775,000	603,990
Newell Rubbermaid Inc.	5,419,100	246,786
Priceline Group Inc.[1]	151,300	203,296
Ralph Lauren Corp., Class A	1,156,000	107,751
Scripps Networks Interactive, Inc., Class A	636,400	39,679
Starbucks Corp.	2,985,600	167,880
Target Corp.	1,000,000	79,500
Time Warner Inc.	2,756,000	207,086
Twenty-First Century Fox, Inc., Class A	15,019,100	454,478
VF Corp.	11,230,200	708,064
Walt Disney Co.	2,199,700	227,141
Whirlpool Corp.	297,000	51,720
Wynn Resorts, Ltd.	816,600	72,106
YUM! Brands, Inc.	413,200	32,874
		9,913,737
Consumer staples 9.97%
Coca-Cola Co.	50,298,000	2,253,350
Coca-Cola Enterprises, Inc.	3,352,000	175,913
Colgate-Palmolive Co.	2,375,000	168,435
Costco Wholesale Corp.	3,855,700	571,145
CVS Health Corp.	8,725,000	876,863
Kraft Heinz Co.	8,805,000	687,406
Kroger Co.	10,698,900	378,634
Mead Johnson Nutrition Co.	4,144,000	361,150
Mondelez International, Inc.	1,940,000	83,342
Nestlé SA (ADR)	3,290,900	245,402
PepsiCo, Inc.	2,663,000	274,183
Procter & Gamble Co.	17,095,700	1,369,708
Unilever NV	5,360,500	235,969
Walgreens Boots Alliance, Inc.	1,500,000	118,920
Wal-Mart Stores, Inc.	284,300	19,011
		7,819,431
Washington Mutual Investors Fund — Page 2 of 5

Common stocks Health care 11.70%	Shares	Value (000)
AbbVie Inc.	1,600,000	$97,600
Aetna Inc.	5,323,300	597,647
AmerisourceBergen Corp.	356,700	30,355
Amgen Inc.	83,500	13,218
AstraZeneca PLC (ADR)	7,477,100	216,537
Bristol-Myers Squibb Co.	9,432,800	680,859
Eli Lilly and Co.	2,817,100	212,776
Gilead Sciences, Inc.	490,000	43,223
Humana Inc.[2]	7,620,000	1,349,273
Johnson & Johnson	11,365,000	1,273,789
Medtronic PLC	10,961,700	867,619
Merck & Co., Inc.	33,683,000	1,847,176
Novartis AG (ADR)	900,000	68,373
Novo Nordisk A/S, Class B (ADR)	2,847,100	158,840
Pfizer Inc.	30,256,000	989,674
Quest Diagnostics Inc.	166,400	12,508
Regeneron Pharmaceuticals, Inc.[1]	257,500	97,003
Roche Holding AG (ADR)	4,538,500	143,280
UnitedHealth Group Inc.	3,667,300	482,910
		9,182,660
Financials 11.71%
American Express Co.	1,438,000	94,088
Ameriprise Financial, Inc.	202,000	19,372
BlackRock, Inc.	409,000	145,739
Capital One Financial Corp.	6,500,000	470,535
Charles Schwab Corp.	4,985,600	141,641
Chubb Corp.	7,302,200	860,637
Citigroup Inc.	5,000,000	231,400
CME Group Inc., Class A	9,988,404	918,034
Discover Financial Services	6,157,100	346,460
East West Bancorp, Inc.	2,000,000	74,980
Goldman Sachs Group, Inc.	2,190,500	359,483
Invesco Ltd.	3,777,700	117,146
JPMorgan Chase & Co.	26,660,500	1,684,944
Marsh & McLennan Companies, Inc.	8,409,300	531,047
Moody’s Corp.	2,693,800	257,851
PNC Financial Services Group, Inc.	6,271,000	550,468
S&P Global Inc.	3,419,800	365,406
U.S. Bancorp	9,100,000	388,479
Wells Fargo & Co.	32,502,200	1,624,460
Willis Towers Watson PLC	44,900	5,608
		9,187,778
Information technology 13.14%
Accenture PLC, Class A	987,500	111,508
Alphabet Inc., Class A1	694,200	491,410
Alphabet Inc., Class C1	228,750	158,526
Amphenol Corp., Class A	5,690,000	317,673
Analog Devices, Inc.	3,336,483	187,911
Automatic Data Processing, Inc.	2,021,300	178,764
Broadcom Ltd.	3,245,000	472,959
Cisco Systems, Inc.	5,000,000	137,450
Hewlett Packard Enterprise Co.	1,545,000	25,740
Hewlett-Packard Co.	2,668,000	32,736
Washington Mutual Investors Fund — Page 3 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Intel Corp.	31,549,000	$955,304
Intuit Inc.	7,195,000	725,903
Jack Henry & Associates, Inc.	2,594,200	210,208
KLA-Tencor Corp.	1,171,000	81,900
MasterCard Inc., Class A	1,558,500	151,159
Microsoft Corp.	79,023,800	3,940,917
NetApp, Inc.	2,059,600	48,689
Paychex, Inc.	3,000,000	156,360
TE Connectivity Ltd.	1,400,000	83,272
Texas Instruments Inc.	20,473,800	1,167,826
Visa Inc., Class A	7,301,100	563,937
Xilinx, Inc.	2,432,900	104,809
		10,304,961
Telecommunication services 3.87%
AT&T Inc.	13,003,525	504,797
Verizon Communications Inc.	49,657,201	2,529,538
		3,034,335
Utilities 2.82%
CMS Energy Corp.	2,751,703	111,939
Dominion Resources, Inc.	10,267,000	733,782
Duke Energy Corp.	700,000	55,146
Eversource Energy	2,558,600	144,407
Exelon Corp.	1,730,000	60,706
National Grid PLC (ADR)	730,000	52,567
PG&E Corp.	8,698,500	506,253
Pinnacle West Capital Corp.	2,500,000	181,625
Sempra Energy	1,996,900	206,380
Xcel Energy Inc.	4,000,000	160,120
		2,212,925
Miscellaneous 1.65%
Other common stocks in initial period of acquisition		1,292,998
Total common stocks (cost: $52,724,366,000)		76,042,719
Short-term securities 2.96%	Principal amount (000)
Alphabet Inc. 0.54% due 6/22/2016–6/23/2016[3]	$46,000	45,972
CAFCO, LLC 0.57% due 5/23/2016–6/2/2016	99,100	99,065
Caterpillar Financial Services Corp. 0.51% due 6/15/2016	6,100	6,096
Emerson Electric Co. 0.50% due 5/10/2016[3]	12,700	12,699
ExxonMobil Corp. 0.41% due 6/21/2016	48,900	48,871
Fannie Mae 0.41% due 6/13/2016	75,000	74,980
Federal Home Loan Bank 0.30%–0.59% due 5/6/2016–9/2/2016	1,257,000	1,256,569
Freddie Mac 0.39%–0.44% due 6/7/2016–8/8/2016	186,800	186,725
General Electric Co. 0.31% due 5/2/2016	100,600	100,597
PepsiCo Inc. 0.35% due 5/24/2016[3]	40,300	40,289
Pfizer Inc. 0.49% due 5/6/2016[3]	50,000	49,997
Qualcomm Inc. 0.44%–0.48% due 5/25/2016–7/12/2016[3]	120,700	120,630
U.S. Bank, N.A. 0.51%–0.52% due 5/25/2016–6/15/2016	72,000	72,018
Washington Mutual Investors Fund — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
U.S. Treasury Bills 0.46% due 8/25/2016–9/1/2016	$141,900	$141,786
Walt Disney Co. 0.49% due 5/31/2016[3]	62,700	62,677
Total short-term securities (cost: $2,318,478,000)		2,318,971
Total investment securities 99.89% (cost: $55,042,844,000)		78,361,690
Other assets less liabilities 0.11%		84,543
Net assets 100.00%		$78,446,233
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $332,264,000, which represented .42% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-001-0616O-S49133	Washington Mutual Investors Fund — Page 5 of 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights

(included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form

N-CSR) present fairly, in all material respects, the financial position of the Washington Mutual Investors

Fund (the "Fund") at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of

America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board

(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,

assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

June 9, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2016